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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-07242

The Cutler Trust

(Exact name of registrant as specified in charter)

525 Bigham Knoll, Suite 100 Jacksonville, Oregon	97530

(Address of principal executive offices)	(Zip code)

      Erich M. Patten

Cutler Investment Counsel, LLC         525 Bigham Knoll         Jacksonville, Oregon 97530

(Name and address of agent for service)

Registrant's telephone number, including area code:  (541) 770-9000

Date of fiscal year end:      June 30, 2012

Date of reporting period:    June 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

CUTLER EQUITY FUND

The Cutler Trust

ANNUAL REPORT

June 30, 2012

CUTLER EQUITY FUND TABLE OF CONTENTS

CUTLER EQUITY FUND LETTER TO SHAREHOLDERS

To The Cutler Trust Shareholders:

Please find enclosed the Cutler Equity Fund (the “Fund”) annual report for the fiscal year ended June 30, 2012. This past fiscal year began on a volatile note, as the debt ceiling debate and subsequent downgrade of United States Treasuries were a catalyst for last summer’s sell-off. As the year progressed, European debt woes continued to drag on the markets. However, the U.S. equity markets have been resilient and company earnings have remained strong. During the Fund’s fiscal year, the Standard & Poor’s 500 Total Return Index (the “S&P 500”) produced a respectable return of 5.45%.

For the fifth consecutive fiscal year, and the sixth of the previous seven, the Fund outperformed the S&P 500, its primary benchmark. The risk profile of the Fund’s investment strategies helped weather the volatile markets, ultimately resulting in a fiscal year return of 5.90% (net of fees and expenses). The performance was strongest in the first half of the fiscal year (7/1/11 through 12/31/11), when the Fund was flat (0.01% return), but the market was down -3.69%. The Fund’s emphasis on high quality dividend-paying securities was the primary contributor to this stability during the summer sell-off. At the onset of 2012, the market rallied on European optimism, with the S&P 500 having its best first quarter since 1998. Typically in such a strong bull market, we would anticipate underperformance, as the Fund’s portfolio securities generally have a lower risk profile than the overall market.

Today, Cutler is cautious on equities. While the U.S. markets have been among the world’s best, the headwinds are significant. The European crisis has contributed to a slow-down in Asia (India just downgraded its Gross Domestic Product growth outlook to “only” 8%), a region which has been the primary driver of earnings growth in recent years. We continue to believe the possibility of a Chinese slow-down remains the greatest risk to equity prices in the coming year.

The bullish case for equities remains two-fold: first, Federal Reserve stimulus, and second, long-term value creation. In the short-term, the Federal Reserve has hinted that it will take action that will have a positive impact on equity prices. Wall Street has a collection of idioms, one of which is, “don’t fight the Fed.” This idiom may prove true in the short-term. Over the longer-term, equities remain attractive as an asset-class. In fact, in the 10 year period ended June 30, 2012, the Fund returned 70.25% (cumulative, net of fees); this, despite the worst market sell-off in nearly a century, several wars, a budget imbalance, and now a European credit crisis. We believe equities remain an appropriate place for investors who maintain a long-term time horizon.

Thank you for your continued support.

Sincerely,

Matthew C. Patten Chairman The Cutler Trust	Erich M. Patten Portfolio Manager Cutler Investment Counsel, LLC

CUTLER EQUITY FUND LETTER TO SHAREHOLDERS (Continued)

Before investing you should carefully consider the Fund’s investment objectives, risks, charges and expenses. This and other information is in the prospectus, a copy of which may be obtained by calling 1-800-228-8537. Please read the prospectus carefully before you invest.

The views in the letter above and the Management Discussion of Fund Performance below were those of the Cutler Trust’s investment adviser as of June 30, 2012 and may not reflect their views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice.

CUTLER EQUITY FUND MANAGEMENT DISCUSSION OF FUND PERFORMANCE

1) How did the Fund perform last year?

The Fund outperformed the S&P 500 by 0.45% during the fiscal year ended June 30, 2012, net of fees and expenses. The Fund’s total return was 5.90%.

2) What were the most significant market factors affecting the Fund’s performance during the past year?

Market factors included:

1)	Consistent volatility, favoring lower beta (risk). Domestic government policy and European sovereign-debt were the primary contributors to the volatility.
2)	Dividends as an attractive investment characteristic.
3)	Federal Reserve “Quantitative Easing,” which was a positive stimulus for equities.
4)	Continued earnings growth from S&P 500 companies.

3) Why did the Fund outperform relative to the benchmark?

The Fund’s outperformance can be attributed to the volatile markets in the first half of the fiscal year. The Fund’s portfolio maintained a lower risk profile than the S&P 500, as measured by the Fund’s beta, and in times of market uncertainty, this lower risk profile contributed to the Fund’s return.

The Fund “gave back” much of the outperformance during the first half of the fiscal year in the 1st quarter of 2012, where the S&P 500 gained 9.49% in just 3 months, while Fund returned 5.89%. In such strong bull markets, we would anticipate lagging the overall market due to the risk-profile of the portfolio. Not surprisingly, the Fund outperformed the S&P 500 by 1.50% in the final quarter of the fiscal year, when the S&P 500 was down 2.75%.

Overall, we believe the Fund benefited positively from the investment adviser’s investment philosophy and stock selection. Last year, we reported that sector allocation was the primary driver of outperformance, as the underweight to Financials was a strong contributor versus the S&P 500. An analysis of the portfolio’s attribution from this past year shows that stock selection had the greatest impact toward this past year’s outperformance. Stock selection in the Consumer Discretionary and Financials sectors contributed most to this outperformance, as the Fund’s performance in these two sectors was the strongest relative to the S&P 500. This provides support that the companies in the portfolio are operating well and we believe it bodes well as an endorsement for the current management of these underlying companies.

4) What strategies did you use to manage the Fund?

Cutler’s investment process focuses on dividends as the primary driver of investment returns. The strategy was not changed in the previous year, and the investment adviser’s management of the Fund was consistent with previous years. Holdings in the portfolio generally maintain a 10-year record of consistent dividend payments, and hold at least $2 billion minimum capitalization, with

CUTLER EQUITY FUND MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Continued)

the vast majority having a market capitalization greater than $10 billion. We seek relative value as compared to other companies in similar industries. The Fund has a value bias but is benchmarked to the S&P 500. The strategy is further detailed in the Fund’s prospectus.

5) What were the primary strategic factors that guided your management of the Fund?

The investment adviser’s dividend criteria have been the primary strategy factor used in managing the Fund this past year. The portfolio managers continue to focus on companies with a strong dividend history and attractive current yields.

For the third consecutive year, portfolio turnover has been lower than average. Over the past seven years, turnover has averaged about 16%. In the past three years, turnover has been 13%, 15%, and 9% (this year). The primary reason for the lower portfolio turnover has been the large number of transactions that took place during the financial crisis of 2008, as well as our adherence to the current market positioning. The investment manager continues to believe that the Fund is well positioned for a slow-growth and/or recessionary environment, and we are constantly reviewing our outlook to ensure the portfolio is positioned accordingly.

The most recent portfolio transaction reflects this defensive outlook, as Union Pacific was sold in favor of Microsoft. The portfolio managers were attracted to Microsoft’s strong balance sheet and increasingly attractive dividend yield. Microsoft has just recently completed its 10th consecutive year of dividend payments. Union Pacific was sold due to its higher sensitivity to economic growth, in a move intended to reduce overall portfolio volatility.

6) What were some of the key trends in each of the regions/significant industries the Fund invests in?

The Fund’s portfolio holdings remain 100% domiciled in the U.S., and the strategies employed do not have any specific regional bias.

During the past fiscal year, the strongest performing sector of the market was Utilities, with a 15.06% return. It is worth noting that Consolidated Edison was sold from the portfolio due to valuation concerns. Telecommunication Services (14.47%) and Consumer Staples (13.97%) rounded out the top-three performing sectors of the market. All three of these sectors are considered defensive, and strong performance by these sectors indicates to us that investors are positioning their portfolios conservatively.

On the negative side, more economically sensitive sectors of the market were the worst performing: Energy (-8.16%), Materials (-6.66%), and Financials (-2.37%). During the past fiscal year, the Fund’s most underweighted sectors versus the S&P 500 were Information Technology and Financials, and the most overweighted sectors were Materials and Industrials.

CUTLER EQUITY FUND MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Continued)

7) Which securities contributed most to the Fund’s performance?

1) Walt Disney Co.
2) Home Depot, Inc.
3) Bristol-Myers Squibb Co.
4) Verizon Communications, Inc.
5) Intel Corp.

8) Which securities most hurt the Fund’s performance?

1) National Fuel Gas Co.
2) Caterpillar, Inc.
3) United Technologies Corp.
4) Emerson Electric Co.
5) Texas Instruments, Inc.

CUTLER EQUITY FUND PERFORMANCE INFORMATION June 30, 2012 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
Cutler Equity Fund and the S&P 500 Total Return Index

Average Annual Total Returns(a) (for periods ended June 30, 2012)
	1 Year	5 Years	10 Years
Cutler Equity Fund	5.90%	2.38%	5.46%
S&P 500 Total Return Index	5.45%	0.22%	5.33%
(a)	Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

Cutler Equity Fund (the “Fund”) is managed pursuant to an equity income strategy. The investment adviser and Board of Trustees believe the S&P 500 Total Return Index is the most appropriate benchmark for the Fund due to its focus on large capitalization securities and broad index membership.

CUTLER EQUITY FUND PORTFOLIO INFORMATION June 30, 2012 (Unaudited)

CUTLER EQUITY FUND SCHEDULE OF INVESTMENTS June 30, 2012

Shares	COMMON STOCKS — 96.9%	Value
	Consumer Discretionary — 13.2%
	Hotels, Restaurants & Leisure — 3.1%
17,300	McDonald's Corp.	$1,531,569

	Media — 3.4%
34,770	Walt Disney Co. (The)	1,686,345

	Multiline Retail — 3.2%
31,950	Nordstrom, Inc.	1,587,596

	Specialty Retail — 3.5%
32,980	Home Depot, Inc. (The)	1,747,610

	Consumer Staples — 11.6%
	Beverages — 2.5%
17,640	PepsiCo, Inc.	1,246,442

	Food & Staples Retailing — 2.0%
32,650	Sysco Corp.	973,297

	Food Products — 2.2%
35,875	Archer-Daniels-Midland Co.	1,059,030

	Household Products — 4.9%
16,140	Kimberly-Clark Corp.	1,352,048
17,575	Procter & Gamble Co. (The)	1,076,469
		2,428,517
	Energy — 9.7%
	Oil, Gas & Consumable Fuels — 9.7%
16,575	Chevron Corp.	1,748,662
24,190	ConocoPhillips	1,351,737
16,155	Exxon Mobil Corp.	1,382,383
9,575	Phillips 66 (a)	318,273
		4,801,055
	Financials — 12.0%
	Capital Markets — 2.2%
82,365	Charles Schwab Corp. (The)	1,064,979

	Commercial Banks — 2.6%
15,500	M&T Bank Corp.	1,279,835

	Consumer Finance — 3.9%
33,265	American Express Co.	1,936,356

CUTLER EQUITY FUND SCHEDULE OF INVESTMENTS (Continued)

Shares	COMMON STOCKS — 96.9% (Continued)	Value
	Financials — 12.0% (Continued)
	Insurance — 3.3%
22,290	Chubb Corp. (The)	$1,623,158

	Health Care — 11.3%
	Health Care Equipment & Supplies — 2.2%
14,740	Becton, Dickinson and Co.	1,101,815

	Pharmaceuticals — 9.1%
44,490	Bristol-Myers Squibb Co.	1,599,415
21,050	Johnson & Johnson	1,422,138
35,330	Merck & Co., Inc.	1,475,028
		4,496,581
	Industrials — 9.7%
	Aerospace & Defense — 5.2%
20,920	Honeywell International, Inc.	1,168,173
18,650	United Technologies Corp.	1,408,634
		2,576,807
	Electrical Equipment — 2.2%
22,850	Emerson Electric Co.	1,064,353

	Machinery — 2.3%
13,400	Caterpillar, Inc.	1,137,794

	Information Technology — 13.2%
	IT Services — 4.4%
11,000	International Business Machines Corp.	2,151,380

	Semiconductors & Semiconductor Equipment — 5.9%
61,600	Intel Corp.	1,641,640
45,130	Texas Instruments, Inc.	1,294,780
		2,936,420
	Software — 2.9%
47,145	Microsoft Corp.	1,442,166

	Materials — 7.4%
	Chemicals — 5.7%
31,720	E.I. du Pont de Nemours and Co.	1,604,080
14,880	Monsanto Co.	1,231,766
		2,835,846
	Metals & Mining — 1.7%
22,235	Nucor Corp.	842,707

CUTLER EQUITY FUND SCHEDULE OF INVESTMENTS (Continued)

Shares	COMMON STOCKS — 96.9% (Continued)	Value
	Telecommunication Services — 6.1%
	Diversified Telecommunication Services — 6.1%
41,205	AT&T, Inc.	$1,469,370
35,205	Verizon Communications, Inc.	1,564,510
		3,033,880
	Utilities — 2.7%
	Gas Utilities — 2.7%
28,130	National Fuel Gas Co.	1,321,547

	Total Common Stocks (Cost $35,695,876)	$47,907,085

Shares	MONEY MARKET FUNDS — 3.5%	Value
1,727,344	Fidelity Institutional Money Market Portfolio - Select Class, 0.13% (b) (Cost $1,727,344)	$1,727,344

	Total Investments at Value — 100.4% (Cost $37,423,220)	$49,634,429

	Liabilities in Excess of Other Assets — (0.4%)	(218,673)

	Net Assets — 100.0%	$49,415,756

(a)	Non-income producing security.
(b)	Variable rate security. The rate shown is the 7-day effective yield as of June 30, 2012.

See accompanying notes to financial statements.

CUTLER EQUITY FUND STATEMENT OF ASSETS AND LIABILITIES June 30, 2012

ASSETS
Investments in securities:
At acquisition cost	$37,423,220
At value (Note 2)	$49,634,429
Dividends receivable	62,188
Receivable for capital shares sold	4,663
Other assets	6,027
Total assets	49,707,307

LIABILITIES
Dividends payable	492
Payable for investment securities purchased	201,094
Payable for capital shares redeemed	33,730
Payable to Adviser (Note 3)	29,233
Payable to administrator (Note 3)	6,000
Other accrued expenses	21,002
Total liabilities	291,551

NET ASSETS	$49,415,756

NET ASSETS CONSIST OF:
Paid-in capital	$41,301,444
Undistributed net investment income	1,970
Accumulated net realized losses from security transactions	(4,098,867)
Net unrealized appreciation on investments	12,211,209
NET ASSETS	$49,415,756

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	3,889,693

Net asset value, offering price and redemption price per share (Note 2)	$12.70

See accompanying notes to financial statements.

CUTLER EQUITY FUND STATEMENT OF OPERATIONS For the Year Ended June 30, 2012

INVESTMENT INCOME
Dividend income	$1,303,782

EXPENSES
Investment advisory fees (Note 3)	345,262
Administration fees (Note 3)	72,411
Professional fees	42,031
Trustees’ fees and expenses	31,209
Shareholder servicing fees (Note 3)	20,906
Registration and filing fees	19,289
Insurance expense	17,680
Custody and bank service fees	16,916
Postage and supplies	6,508
Printing of shareholder reports	5,307
Other expenses	6,021
Total expenses	583,540

NET INVESTMENT INCOME	720,242

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from investment transactions	1,887,458
Net change in unrealized appreciation/depreciation on investments	283,247
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	2,170,705

NET INCREASE IN NET ASSETS FROM OPERATIONS	$2,890,947

See accompanying notes to financial statements.

CUTLER EQUITY FUND STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended June 30, 2012	Year Ended June 30, 2011
FROM OPERATIONS
Net investment income	$720,242	$629,439
Net realized gains from investment transactions	1,887,458	2,119,019
Net change in unrealized appreciation/ depreciation on investments	283,247	8,227,077
Net increase in net assets from operations	2,890,947	10,975,535

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(720,038)	(629,518)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	5,049,061	8,839,037
Net asset value of shares issued in reinvestment of distributions to shareholders	717,866	628,267
Payments for shares redeemed	(3,907,611)	(5,542,974)
Net increase from capital share transactions	1,859,316	3,924,330

TOTAL INCREASE IN NET ASSETS	4,030,225	14,270,347

NET ASSETS
Beginning of year	45,385,531	31,115,184
End of year	$49,415,756	$45,385,531

UNDISTRIBUTED NET INVESTMENT INCOME	$1,970	$1,766

CAPITAL SHARE ACTIVITY
Shares sold	424,545	785,698
Shares reinvested	59,331	54,495
Shares redeemed	(321,734)	(503,238)
Net increase in shares outstanding	162,142	336,955
Shares outstanding at beginning of year	3,727,551	3,390,596
Shares outstanding at end of year	3,889,693	3,727,551

See accompanying notes to financial statements.

CUTLER EQUITY FUND FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year
	Years Ended June 30,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$12.18	$9.18	$8.00	$10.80	$12.34

Income (loss) from investment operations:
Net investment income	0.19	0.18	0.17	0.21	0.18
Net realized and unrealized gains (losses) on investments	0.52	3.00	1.18	(2.80)	(1.54)
Total from investment operations	0.71	3.18	1.35	(2.59)	(1.36)

Less distributions from:
Net investment income	(0.19)	(0.18)	(0.17)	(0.21)	(0.18)

Net asset value at end of year	$12.70	$12.18	$9.18	$8.00	$10.80

Total return (a)	5.90%	34.73%	16.82%	(24.06% )	(11.13% )

Net assets at end of year (000’s)	$49,416	$45,386	$31,115	$27,590	$34,549

Ratios/supplementary data:

Ratio of net expenses to average net assets (b)	1.27%	1.33%	1.40%	1.40%	1.31%

Ratio of net investment income to average net assets	1.57%	1.59%	1.76%	2.45%	1.48%

Portfolio turnover rate	9%	15%	13%	21%	13%

(a)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)
Absent voluntary fee waivers by the Fund’s investment adviser, the ratio of total expenses to average net assets would have been 1.42% and 1.50% for the years ended June 30, 2010 and 2009, respectively.

See accompanying notes to financial statements.

CUTLER EQUITY FUND NOTES TO FINANCIAL STATEMENTS June 30, 2012

1. Organization

Cutler Equity Fund (the “Fund”) is a diversified series of The Cutler Trust (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end management investment company under the Investment Company Act of 1940. The Fund is the only series of the Trust. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of Fund shares of beneficial interest without par value. The Fund commenced operations on October 2, 1992.

The Fund seeks current income and long-term capital appreciation.

2. Significant Accounting Policies

The following summarizes the significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities Valuation — Portfolio securities are valued as of the close of business of the regular session of the principal exchange where the security is traded. Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Non-exchange traded securities for which over-the-counter quotations are available are generally valued at the mean between the closing bid and asked prices. Money market instruments that mature in sixty days or less may be valued at amortized cost unless the Fund’s investment adviser believes another valuation is more appropriate.

The Fund values securities at fair value pursuant to procedures adopted by the Board of Trustees if (1) market quotations are insufficient or not readily available or (2) the Fund’s investment adviser believes that the prices or values available are unreliable due to, among other things, the occurrence of events after the close of the securities markets on which the Fund’s securities primarily trade but before the time as of which the Fund calculates its net asset value. Fair valued securities will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•      Level 1 – quoted prices in active markets for identical securities
•      Level 2 – other significant observable inputs
•      Level 3 – significant unobservable inputs

CUTLER EQUITY FUND NOTES TO FINANCIAL STATEMENTS (Continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2012 by security type:

	Level 1	Level 2	Level 3	Total
Common Stocks	$47,907,085	$—	$—	$47,907,085
Money Market Funds	1,727,344	—	—	1,727,344
Total	$49,634,429	$—	$—	$49,634,429

See the Fund’s Schedule of Investments for a listing of the common stocks valued using Level 1 inputs by industry type. During the year ended June 30, 2012, the Fund did not have any transfers in and out of any Level. There were no Level 2 or Level 3 securities or derivative instruments held by the Fund during the year ended or as of June 30, 2012. It is the Fund’s policy to recognize transfers into and out of any Level at the end of the reporting period.

Share Valuation — The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Security Transactions, Investment Income and Realized Gains and Losses — Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned. Gains and losses on securities sold are determined on a specific identification basis.

Distributions to Shareholders — Distributions to shareholders of net investment income, if any, are declared and paid quarterly. Capital gain distributions, if any, are distributed to shareholders annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund. Dividends and distributions are recorded on the ex-dividend date. The tax character of distributions paid during the years ended June 30, 2012 and June 30, 2011 was ordinary income.

CUTLER EQUITY FUND NOTES TO FINANCIAL STATEMENTS (Continued)

Federal Income Taxes — The Fund intends to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare and pay as dividends in each calendar year at least 98% of its investment income (earned during the calendar year) and 98.2% of its net realized gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of June 30, 2012:

Tax cost of portfolio investments	$37,442,919
Gross unrealized appreciation	$12,830,549
Gross unrealized depreciation	(639,039)
Net unrealized appreciation	$12,191,510
Undistributed ordinary income	2,462
Capital loss carryforwards	(4,079,168)
Other temporary differences	(492)
Accumulated earnings	$8,114,312

The difference between the federal income tax cost of portfolio investments and the financial statement cost is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are due to losses deferred due to wash sales.

During the year ended June 30, 2012, the Fund utilized capital loss carryforwards of $1,887,458 to offset current year realized gains.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after June 30, 2011, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Under the law in effect prior to the Act, pre-enactment net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. Therefore, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers may expire without being utilized.

As of June 30, 2012, the Fund had short-term capital loss carryforwards of $4,079,168, of which $340,161 expires on June 30, 2014 and $3,739,007 expires on June 30, 2018. These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

CUTLER EQUITY FUND NOTES TO FINANCIAL STATEMENTS (Continued)

For the year ended June 30, 2012, the Fund reclassified accumulated net realized losses from security transactions of $799,558 against paid-in capital on the Statement of Assets and Liabilities due to the expiration of capital loss carryforwards. Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, had no effect on the Fund’s net assets or net asset value per share.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for all open tax years (tax years ended June 30, 2009 through June 30, 2012) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

3. Transactions with Affiliates

Investment Adviser — Cutler Investment Counsel, LLC (the “Adviser”) is the investment adviser to the Fund. Pursuant to an Investment Advisory Agreement, the Fund pays the Adviser a fee, which is accrued daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets.

The Adviser has entered into an Expense Limitation Agreement under which it has agreed to reduce its investment advisory fees and to pay Fund expenses until at least November 1, 2012 to the extent necessary to limit annual ordinary operating expenses to 1.40% of the Fund’s average daily net assets. Any such fee reductions by the Adviser, or payments by the Adviser of expenses which are the Fund’s obligation, are subject to repayment by the Fund, provided that the repayment does not cause the Fund’s ordinary operating expenses to exceed the annual expense limit of 1.40%, and provided further that the fees and expenses which are the subject of the repayment were incurred within 3 years of the repayment. No advisory fee reductions were required during the year ended June 30, 2012.

Certain officers of the Trust are also officers of the Adviser.

Administration and Other Services — Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (“Ultimus”), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Fund. For these services, Ultimus receives a monthly fee from the Fund at an annual rate of 0.15% of the Fund’s average daily net assets up to $500 million; 0.125% on the next $500 million of such assets; and 0.10% on such assets in excess of $1 billion, subject to a minimum monthly fee of $6,000. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Fund’s portfolio securities.

Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC, the principal underwriter of the Fund’s shares and an affiliate of Ultimus.

CUTLER EQUITY FUND NOTES TO FINANCIAL STATEMENTS (Continued)

Shareholder Service Plan — The Fund may pay shareholder servicing fees not to exceed an annual rate of 0.25% of the Fund’s average daily net assets. These fees may be paid to various financial institutions that provide shareholder and account maintenance services. During the year ended June 30, 2012, the Fund paid $20,906 for such services.

4. Securities Transactions

The cost of purchases and proceeds from sales of investment securities, other than short-term investments, amounted to $5,738,541 and $3,971,306, respectively, during the year ended June 30, 2012.

5. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Board of Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

6. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events except as reflected in the following paragraph.

On August 23, 2012, the Board of Trustees of the Trust unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would acquire all of the assets and liabilities of The Elite Growth & Income Fund (the “Elite Fund”) in exchange for shares of the Fund. The Agreement requires approval by the shareholders of the Elite Fund and will be submitted for their consideration at a meeting to be held on or about September 20, 2012.

CUTLER EQUITY FUND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of
The Cutler Trust
and the Shareholders of the Cutler Equity Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Cutler Equity Fund, a series of shares of beneficial interest of The Cutler Trust,  as of June 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2012 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Cutler Equity Fund as of June 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
August 22, 2012

CUTLER EQUITY FUND ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. These ongoing costs, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown (January 1, 2012) and held for the entire period (June 30, 2012).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual Fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge transaction fees, such as purchase or redemption fees, nor does it impose any sales loads.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

CUTLER EQUITY FUND ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

More information about the Fund’s expenses, including annual expense ratios over the past five years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,058.90	$6.35
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.70	$6.22

*	Expenses are equal to the Fund’s annualized expense ratio of 1.24% for the period, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended June 30, 2012, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum amount of $720,038 as taxed at a maximum rate of 15%. For the fiscal year ended June 30, 2012, 100% of the dividends paid from ordinary income by the Fund qualified for the dividends received deduction for corporations. Complete information will be computed and reported in conjunction with your 2012 Form 1099-DIV.

CUTLER EQUITY FUND TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

The Board of Trustees is responsible for managing the Trust’s business affairs and exercising all the Trust’s powers except those reserved for shareholders. The following tables give information about each Board member and the senior officers of the Fund. Each Trustee holds office until the person resigns, is removed, or replaced. Officers are elected for an annual term. Unless otherwise noted, the Trustees and officers have held their principal occupations for more than five years. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling 1-888-CUTLER4.

Name, Date of Birth and Address	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Matthew C. Patten(a) Born: December 1975 525 Bigham Knoll Jacksonville, OR 97530	Trustee/ Chairman/ Treasurer	Trustee Since 2006; Treasurer Since 2004	President, Investment Committee Member and Portfolio Manager of Cutler Investment Counsel, LLC.	1	None
Independent Trustees
John P. Cooney Born: January 1932 100 Greenway Circle Medford, OR 97504	Lead Independent Trustee	Since 2007	Retired.	1	None
Dr. Mario Campagna Born: April 1927 1701 Lake Village Drive Medford, OR 97504	Trustee	Since 2007	Retired.	1	None

(a)	Matthew C. Patten is an “Interested Person,” as defined by the 1940 Act, because he is an affiliated person of the Adviser.

CUTLER EQUITY FUND TRUSTEES AND OFFICERS OF THE TRUST (Unaudited) (Continued)

Name, Date of Birth and Address	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Senior Officers
Erich M. Patten Born: October 1977 525 Bigham Knoll Jacksonville, OR 97530	President	Since 2004	Investment Committee Member, Portfolio Manager, and Chief Investment Officer of Cutler Investment Counsel, LLC. currently; prior to 2011, Corporate Secretary of Cutler Investment Counsel, LLC.
Brooke C. Ashland Born: December 1951 525 Bigham Knoll Jacksonville, OR 97530	Vice President/ Chief Compliance Officer	Since 2002
Investment Committee Member and Chief Executive Officer of Cutler Investment Counsel, LLC; Chief Executive Officer and President of Trustee Investment Services, Inc. (a Trustee education firm); President of Big Bear Timber, LLC (farming).

Carol S. Fischer Born: December 1955 525 Bigham Knoll Jacksonville, OR 97530	Vice President/ Asst. Secretary/ Asst. Treasurer	Since 1996	Member and Director of Client Relations of Cutler Investment Counsel, LLC currently; prior to 2010, Chief Operating Officer of Cutler Investment Counsel, LLC.
Robert G. Dorsey Born: April 1957 225 Pictoria Drive Suite 450 Cincinnati, OH 45246	Vice President	Since 2005	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.
Tina H. Bloom Born: August 1968 225 Pictoria Drive Suite 450 Cincinnati, OH 45246	Secretary	Since 2011	Director of Fund Administration of Ultimus Fund Solutions, LLC.

CUTLER EQUITY FUND ADDITIONAL INFORMATION (Unaudited)

  Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available without charge, upon request, by calling 1-800-228-8537 or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling 1-800-228-8537 or on the SEC’s website at http://www.sec.gov.

  Form N-Q Information

The Trust files a complete listing of the Fund’s portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available without charge, upon request, by calling 1-800-228-8537. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

CUTLER EQUITY FUND APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

The Board of Trustees, including the Independent Trustees voting separately, has reviewed and approved the continuance of the Fund’s Investment Advisory Agreement (the “Agreement”) with the Adviser for an additional one year period. Approval took place at an in-person meeting held on April 12, 2011, at which all of the Trustees were present. The Independent Trustees were advised by their counsel of their fiduciary obligations in approving the Agreement and the Trustees requested such information from the Adviser as they deemed reasonably necessary to evaluate the terms of the Agreement and whether the Agreement continues to be in the best interests of the Fund and its shareholders. The Trustees reviewed: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and of comparable private accounts of the Adviser; (iii) the costs of the services provided and the profits realized by the Adviser from its relationship with the Fund; (iv) the extent to which economies of scale would be realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of the Fund’s shareholders.

The Trustees reviewed the background, qualifications, education and experience of the Adviser’s investment and operational personnel. Management provided detailed information on its professional personnel, including each person’s area of responsibility.

The Trustees also discussed and considered the quality of administrative and other services provided to the Fund, the Adviser’s and the Fund’s compliance programs, and the Adviser’s role in coordinating such services and programs. The Independent Trustees were advised by experienced independent counsel throughout the process. The Adviser provided the Board with information to assist the Trustees in analyzing the performance of the Fund over various periods ended December 31, 2011. The Fund’s returns were compared to the returns of S&P 500 Total Return Index, the Dow Jones Industrial Average and certain other indices, comparable private accounts managed by the Adviser, and domestic equity funds in the Morningstar database of similar size with similar investment styles. These analyses and comparisons showed that the Fund has performed competitively over both the short and long term. Based upon their review, the Trustees found that the Fund’s performance has been competitive with the returns of relevant securities indices and other similarly situated mutual funds.

In reviewing the advisory fee and total expense ratios of the Fund, the Trustees were provided with comparative expense and advisory fee information for other mutual funds, categorized both by fund size and by investment style. The Fund currently pays an investment advisory fee computed at the annual rate of 0.75% of the Fund’s average daily net assets. The Trustees took note of the fact that the Fund’s contractual advisory fee was equal to that of the average and median advisory fee for the peer group and that the Fund’s net expense ratio was lower than the peer group average. The Trustees also noted that the Adviser contractually agreed to waive its management fees and pay Fund operating expenses to the extent necessary to limit annual fund operating expenses to 1.40% of the Fund’s average daily net assets until November 1, 2012, although due to the Fund’s growth in assets no fee waivers have been necessary in the current fiscal year.

CUTLER EQUITY FUND APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

The Trustees reviewed the Adviser’s current registration form (Form ADV) and its financial statement as well as an analysis prepared by the Adviser reflecting its revenues and expenses with respect to its services to the Fund for the years ended December 31, 2009, 2010 and 2011. The Trustees noted that the Fund does not have any “soft dollar” arrangements with broker-dealers that would otherwise benefit the Adviser and considered any fall-out benefits to the Adviser from managing the Fund.

Prior to voting, the Independent Trustees reviewed the proposed continuance of the Agreement with counsel in executive session. In approving the Agreement, the Independent Trustees reached the following conclusions: (1) based on the performance and risk characteristics of the Fund and the effectiveness of the Fund in achieving its stated objective, the Adviser has provided high quality services; (2) the Adviser has the financial resources and personnel to continue to provide quality advisory services to the Fund; (3) the advisory fees paid by the Fund are reasonable and the total expenses of the Fund are reasonable; and (4) the continuance of the Agreement is in the best interests of the Fund and its shareholders. The Independent Trustees also reviewed and considered the profitability of the Adviser with regards to its management of the Fund, concluding that the Adviser’s profitability was not excessive given the quality and scope of services provided by the Adviser and the investment performance of the Fund. The Independent Trustees further determined that, based on the Fund’s current asset levels, it would not be relevant to consider the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale. Following further discussion, it was the consensus of the Independent Trustees that it is not appropriate to introduce fee breakpoints at the present time. The Trustees noted, however, that if the Fund grows significantly in assets, it may become necessary for the Adviser to consider adding fee breakpoints to the Agreement.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Agreement. Rather, the Trustees concluded, in light of a weighing and balancing of all factors considered, that it would be in the best interests of the Fund and its shareholders to renew the Agreement for an additional annual period.

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CUTLER INVESTMENT COUNSEL, LLC
Investment Management

INVESTMENT ADVISER TO THE TRUST

525 Bigham Knoll
Jacksonville, OR 97530
(800)228-8537 • (541)770-9000
Fax:(541)779-0006
info@cutler.com

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR.  During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee determined that, although none of its members meet the technical definition of an audit committee financial expert, the collective experience of the members provides the registrant with adequate oversight for the registrant’s current level of financial complexity.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees.  The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $15,500 and $15,500 with respect to the registrant’s fiscal years ended June 30, 2012 and 2011, respectively.

(b)
Audit-Related Fees.  No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)
Tax Fees.  The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $2,500 and $2,500 with respect to the registrant’s fiscal years ended June 30, 2012 and 2011, respectively.  The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)
All Other Fees.  No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
During the fiscal years ended June 30, 2012 and 2011, aggregate non-audit fees of $2,500 and $2,500, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant.  No non-audit fees were billed in either of the last two fiscal years by the registrant’s principal accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)
The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    The Cutler Trust

By (Signature and Title)*		/s/ Erich M. Patten
Erich M. Patten, President

Date	August 24, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Erich M. Patten
Erich M. Patten, President

Date	August 24, 2012

By (Signature and Title)*		/s/ Matthew C. Patten
Matthew C. Patten, Treasurer

Date	August 24, 2012

* Print the name and title of each signing officer under his or her signature.